UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements of APAC TeleServices, Inc. and Subsidiaries ("the Company") reflect the acquisition of ITI Holdings, Inc. ("ITI"), the sole shareholder of ITI Marketing Services, Inc. These pro forma financial statements are filed as an amendment to the Company's Current Report on Form 8-K dated May 20, 1998, and filed on June 4, 1998, which described the acquisition of ITI.

The pro forma balance sheet as of March 29, 1998, and the pro forma statements of operations and income of the Company and ITI for the fifty-two weeks ended December 28 and 31, 1997, respectively, and the thirteen weeks ended March 29 and 31, 1998, respectively, have been prepared to illustrate the effect of the acquisition. The acquisition is being accounted for as a purchase and the transaction is treated as if it had occurred on March 29, 1998, in the pro forma balance sheet and as of December 30, 1996, for the pro forma statements of operations and income. The pro forma balance sheet as of March 29, 1998, and the pro forma statement of income for the thirteen weeks ended March 29 and 31, 1998, respectively, were prepared from unaudited financial statements for the quarters then ended. The pro forma statement of operations for the fifty-two weeks ended December 28 and 31, 1997, respectively, were prepared from audited financial statements for the years then ended.

The pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of the Company that would have been reported had the acquisition occurred on the dates indicated, nor do they represent a forecast of the consolidated financial position of the Company at any future date or the consolidated results of operations of the Company for any future period. Furthermore, no effect has been given in the pro forma statements of operations and income for synergies or cost savings, if any, that may be realized through the combination of the Company and ITI. Amounts allocated to the Company's assets and liabilities will be based upon the estimated fair values at the completion of the acquisition. A preliminary allocation of a purchase price has been made to ITI's assets and liabilities in the pro forma financial statements based on a preliminary valuation. The final allocations may be different from the amounts reflected herein. The pro forma financial statements, including the notes thereto should be read in conjunction with the audited financial statements of ITI included elsewhere in this Report and the consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 28, 1997, and its Quarterly Report on Form 10-Q for the quarter ended March 29, 1998.


APAC TELESERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
MARCH 29,1998
(IN THOUSANDS)


                                                                              ITI            PRO FORMA          COMBINED
                                                           APAC           HOLDINGS, INC.    ADJUSTMENTS         PRO FORMA
                      ASSETS
CURRENT ASSETS:
                                                                                               $155,312   (a)
                                                                                                (72,500)  (b)
      Cash                                                  $1,043             $2,509           (81,423)  (c)       $4,941
      Accounts receivable, net                              66,762             30,481            (3,223)  (c)       94,020
      Deferred tax assets                                      590                  --            6,080   (c)        6,670
      Other current assets                                   2,185                445                 --             2,630
            Total current                                   70,580             33,435             4,246            108,261

PROPERTY AND EQUIPMENT                                     138,579             34,645           (16,448)  (c)      156,776
Less--accumulated depreciation                              45,503             14,977           (14,977)  (c)       45,503
      Property and equipment, net                           93,076             19,668            (1,471)           111,273

GOODWILL AND OTHER INTANGIBLE ASSETS:
      Goodwill                                              12,022              3,250            99,601   (c)      114,873
      Other intangible assets                                1,500             20,250            20,150   (c)       41,900
            Total goodwill and other intangible             13,522             23,500           119,751            156,773
      Less--accumulated amortization                         1,182              7,115            (7,115)  (c)        1,182
            Goodwill and other intangible assets,           12,340             16,385           126,866            155,591

                                                                                                 (1,372)  (c)
OTHER ASSETS                                                 2,672              1,509             2,188   (a)        4,997
      Total assets                                        $178,668            $70,997          $130,457           $380,122

                 LIABLILITES AND
               SHARE OWNERS' EQUITY
CURRENT LIABILITIES:
                                                                                               ($57,500)  (b)
      Current maturies of long-term debt                      $201            $58,832            12,000   (a)      $13,533
                                                                                                (15,000)  (b)
      Revolving credit facility                             13,200             15,000             7,500   (a)       20,700
      Accounts payable                                       7,685              4,330                 --            12,015
      Income taxes payable                                   3,146                  --                --             3,146
      Other current liabilities                             18,422             13,355            22,277   (c)       54,054
            Total current                                   42,654             91,517           (30,723)           103,448

LONG-TERM DEBT, LESS CURRENT MATURITIES                      1,816              2,460           138,000   (a)      142,276

DEFERRED INCOME TAXES                                        4,130                  --              200   (c)        4,330

SHARE OWNERS' EQUITY:
      Preferred shares                                           --                 --                --                 --
      Common shares                                            489                  4                (4)  (c)          489
      Additional paid-in                                    92,155             31,867           (31,867)  (c)       92,155
      Retained earnings (deficit)                           37,424            (52,425)           52,425   (c)       37,424
      Notes receivable from share owners                         --            (1,001)            1,001   (c)            --
      Less--treasury shares                                      --            (1,425)            1,425   (c)            --
            Total share owners' equity                     130,068            (22,980)           22,980            130,068

      Total liabilities and share owners' equity          $178,668            $70,997          $130,457           $380,122

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.



APAC TELESERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
FOR THE THIRTEEN WEEKS ENDED MARCH 29, 1998
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              ITI            PRO FORMA          COMBINED
                                                           APAC           HOLDINGS, INC.    ADJUSTMENTS         PRO FORMA
NET REVENUE                                                $91,481            $40,067                $--          $131,548

OPERATING EXPENSES:
                                                                                                  9,600   (h)
      Cost of services                                      70,684             21,327              (540)  (d)      101,071
                                                                                                 (9,600)  (h)
      Selling, general and administrative expenses          12,209             14,990             1,220   (e)       18,819
            Total operating expenses                        82,893             36,317               680            119,890
      Income (loss) from operations                          8,588              3,750              (680)            11,658

INTEREST EXPENSE, NET                                          471              2,039               750   (f)        3,260
      Income (loss) before income taxes                      8,117              1,711            (1,430)             8,398
PROVISION FOR INCOME TAXES                                   3,200                  --              500   (g)        3,700
NET INCOME (LOSS)                                           $4,917             $1,711           ($1,930)            $4,698

NET INCOME PER SHARE:
      Basic                                                  $0.10                                                   $0.10
      Diluted                                                $0.10                                                   $0.09

WEIGHTED AVERAGE SHARES
      OUTSTANDING:
      Basic                                                 48,812                                                  48,812
      Diluted                                               49,804                                                  49,804

See Notes to Consolidated Condensed Financial Statements.



APAC TELESERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE FIFTY-TWO WEEKS ENDED DECEMBER 28, 1997
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              ITI            PRO FORMA          COMBINED
                                                           APAC           HOLDINGS, INC.    ADJUSTMENTS         PRO FORMA
NET REVENUE                                               $356,390           $145,574                $--          $501,964

OPERATING EXPENSES:
                                                                                                 39,000   (h)
      Cost of services                                     269,326             81,872            (2,050)  (d)      388,148
                                                                                                (39,000)  (h)
      Selling, general and administrative expenses          48,784             61,301             4,880   (e)       75,965
      Acquired in-process research and development          19,800                  --                --            19,800
      Provision for software impairment                      3,238                  --                --             3,238
            Total operating expenses                       341,148            143,173             2,830            487,151
      Income (loss) from operations                         15,242              2,401            (2,830)            14,813
INTEREST EXPENSE, NET                                        1,489              8,324             3,920   (f)       13,733
      Income (loss) before income taxes and cumulative
            effect of accounting change                     13,753             (5,923)           (6,750)             1,080
PROVISION FOR INCOME TAXES (CREDIT)                         12,770                  --           (3,330)  (g)        9,440
      Income (loss) before income taxes                        983             (5,923)           (3,420)            (8,360)
CUMULATIVE EFFECT OF ACCOUNTING
      CHANGE, LESS INCOME TAXES OF $1,349                   (2,200)                 --                --            (2,200)
NET LOSS                                                   ($1,217)           ($5,923)          ($3,420)          ($10,560)

NET INCOME (LOSS) PER SHARE:
      Basic:
            Income (loss) before cumulative effect
                  accounting change                          $0.02                                                  ($0.17)
            Cumulative effect of accounting change           (0.05)                                                  (0.05)
            Net loss                                        ($0.03)                                                 ($0.22)

      Diluted:
            Income (loss) before cumulative effect
                  accounting change                          $0.02                                                  ($0.17)
            Cumulative effect of accounting change           (0.05)                                                  (0.05)
            Net loss                                        ($0.03)                                                 ($0.22)

WEIGHTED AVERAGE SHARES OUTSTANDING
      OUTSTANDING:
      Basic                                                 47,453                                                  47,453
      Diluted                                               48,505                                                  48,505

See Notes to Unaudited Consolidated Condensed Financial Statements.




    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS.

The pro forma financial statements and related notes give effect to the acquisition of ITI accounted for as a purchase. The pro forma balance sheet assumes that the acquisition was completed as of March 29, 1998, and the pro forma statements of operations and income assume that the acquisition was completed on December 30, 1996.

All interim financial data used to develop the pro forma balance sheet and statements of income are unaudited, but in the opinion of management, reflect all adjustments necessary (consisting only of normal recurring entries) for a fair presentation thereof. The unaudited pro forma statements of operations and income are not necessarily indicative of operating results which would have been achieved had the acquisition been consummated as of December 30, 1996, and should not be construed as representative of future earnings.

Under purchase accounting, the total purchase price will be allocated to ITI's assets and liabilities based on their relative fair values. Allocations are subject to valuations as of the date of the closing of the acquisition based on an appraisal which is not yet completed. Accordingly, the final allocations may be different from the amounts reflected herein. For purposes of the pro forma financial statements, the preliminary allocation of the purchase price is summarized as follows (in millions):

 Purchase price                                                      $153.9
 Assets acquired:
    Current assets                                  $30.2
    Property and equipment, net                      18.2
    Other assets                                       .1
       Tangible assets acquired                     $48.5            (48.5)
 Liabilities assumed:
    Current liabilities, less debt                  $17.7
    Notes payable and capital
       lease obligations                              3.8
       Total liabilities assumed                    $21.5              21.5
 Accrued purchase liabilities                                          22.3
 Deferred tax asset                                                   (6.1)
 Deferred tax liabilities                                               0.2
    Intangible assets acquired                                       $143.3


The following adjustments were recorded in the pro forma financial statements:

(a) To record proceeds from $150.0 million Term Loan and $7.5 million in borrowings from Revolving Credit Facility under the Company's new $225.0 million Senior Secured Credit Facility. Proceeds received are net of $2.2 million of debt issuance costs.

(b)  To reflect the repayment of ITI's outstanding debt.

(c) To record the purchase of all of the outstanding common stock of ITI for $81.4 million in cash and the preliminary allocation of the purchase price based upon the estimated fair values of ITI's assets and liabilities. The preliminary purchase price has resulted in the assignment of $143.3 million to intangible assets which consist of $3.6 million for assembled workforce, $36.8 million for customer relationships and $102.9 for goodwill.

     Intangible assets are amortized over their estimated useful lives which range from 7 to 25 years.

(d) To record amortization of purchase liability for unfavorable rate variance on acquired telephone contract.

(e)  To record amortization of goodwill and other intangible assets acquired.

(f) To reflect interest expense and amortization of debt issuance costs on Term Loan used to finance the acquisition. Interest rate on Term Loan is 7.01%.

(g) To record provision for income taxes on operating results of ITI and on the changes in telephone costs, interest expense and deductible amortization on intangible assets recorded as pro forma adjustments. The income tax benefit recorded on ITI's loss from operations for the year ended December 31, 1997, has been recognized as a pro forma adjustment to reflect the Company's ability to utilize ITI's deferred tax asset (net operating loss carryforward) within a consolidated group for Federal income tax purposes.

(h) To reclassify call center administration and support costs reported by ITI as selling, general and administrative expenses to cost of services to conform with the Company's classification of similar costs.